EXHIBIT 10.106

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED FROM PUBLIC FILING PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION, WHICH HAS BEEN IDENTIFIED WITH THE SYMBOL “[*],” HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 3 TO SUPPLY AGREEMENT NO. 1

This Amendment No. 3 to Supply Agreement No. 1 (this “Amendment”) is entered into as of the date written last on the signature page hereof, between TIANWEI NEW ENERGY (CHENGDU) WAFER CO., LTD., a People’s Republic of China company (hereinafter “TIANWEI”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”). HOKU and TIANWEI are sometimes referred to herein in the singular as a “Party” and in the plural as the “Parties”.

Recitals

WHEREAS, HOKU and TIANWEI are parties to that certain Supply Agreement dated as of August 4, 2008, as amended by that Amendment to Supply Agreement dated as of August 14, 2008, and further amended by that Amendment No. 2 to Supply Agreement dated as of October 24, 2008 (as amended, “Supply Agreement No. 1”), pursuant to which HOKU has agreed to sell to TIANWEI, and TIANWEI has agreed to purchase from HOKU, an aggregate of [*] metric tons of Products over a ten-year period.

WHEREAS, TIANWEI has paid to HOKU a total of US$40,000,000 as of April 1, 2009, in product prepayments and advances, in fulfillment of TIANWEI’s obligations under Sections 5.1, 5.2 and 5.3 of Supply Agreement No. 1.

WHEREAS, TIANWEI is obligated to pay HOKU the Fourth Deposit in the amount of US$5,000,000 upon HOKU’s first shipment of Products pursuant to Section 5.4 of Supply Agreement No. 1.

WHEREAS, TIANWEI has agreed to accelerate the timing of payment of US$4,000,000 of the Fourth Deposit (the “Accelerated Deposit”), and such other amendments as set forth herein, and HOKU has agreed to adjust the price of the Products, and such other amendments as set forth herein.

WHEREAS, the Parties have agreed to certain amendments to Supply Agreement No. 1 which, when effective, shall supersede the corresponding provisions of Supply Agreement No. 1.

WHEREAS, contemporaneously and in conjunction with this Amendment, the parties have agreed to amend (“Amendment No. 2”) Supply Agreement No. 2 dated as of September 14, 2008, as amended by that Amendment to Supply Agreement No. 2 dated as of October 24, 2008 (as previously amended, “Supply Agreement No. 2”).

TIANWEI Initials & Date AG 2009-5-2	HOKU Initials & Date DS May 2, 2009

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Amendment, the Parties hereby agree as follows:

1.  Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings set forth in Supply Agreement No. 1.

2.  Effectiveness.  This Amendment shall be contingent, and shall take effect upon the latest to occur of (A) the effectiveness of Amendment No. 2 to Supply Agreement No. 2; (B) payment to HOKU of US$2,000,000 of the Accelerated Deposit on or before May 31, 2009; and (C) payment to HOKU of US$2,000,000 of the Accelerated Deposit on or before June 30, 2009.  This Amendment shall have no force or effect until all such events have occurred.

3.  Amendments.  The following provisions of Supply Agreement No. 1 are amended or amended and restated, as indicated in each case, as follows:

A. To eliminate the requirement that HOKU ship an additional [*] metric tons of product to TIANWEI in calendar year 2009, Section 4.3 of Supply Agreement No. 1 is hereby amended and restated in its entirety to read as follows:

4.3    [Reserved]

B.  Section 4.4 of Supply Agreement No. 1 is hereby amended and restated in its entirety to read as follows:

4.4.    In addition to the Minimum Annual Quantity of Product to be delivered to TIANWEI each Year beginning on the First Shipment Date pursuant to this Agreement, prior to the First Shipment Date, HOKU shall provide TIANWEI with a right of first refusal (the “ROFR”) on up to an aggregate of [*] metric tons of Spot Market Products (as defined in the final sentence of this paragraph).  TIANWEI’s ROFR on Spot Market Products shall be subject to the conditions and procedures set forth in the next sentences of this Section 4.4.  Prior to any sale of Spot Market Products to a third party, HOKU shall offer such Spot Market Products to TIANWEI in writing via facsimile or email (the “Offer”).  The Offer shall include the material terms of the offer, including price, volume and shipping terms.  TIANWEI shall provide HOKU with a written notice of acceptance of the Offer (the “Acceptance”) within 72 hours after receipt of the Offer.  The Acceptance, together with the Offer, shall be a firm order which cannot be cancelled by either Party.  The Acceptance may not change or add to the terms of the Offer, and any such changes shall be construed as a rejection of the Offer.  If TIANWEI does not provide the Acceptance within 72 hours after receipt of the Offer, or if TIANWEI rejects the Offer, then HOKU may sell such Spot Market Products to any third party.  If TIANWEI rejects the Offer, or fails to respond as provided herein within 72 hours, HOKU shall have thirty (30) calendar days to exercise its right to sell Spot Market Products to another customer on terms that are no more favorable to the other customer than those presented to TIANWEI in the Offer.  If HOKU does not so sell Spot Market Products pursuant to the Offer within said thirty (30) day period, HOKU must repeat this process. The foregoing ROFR shall expire on the earliest to occur of (A) HOKU’s shipment of an aggregate of [*] metric tons of Spot Market Products to TIANWEI prior to March 31, 2010; or (B) March 31, 2010.  Notwithstanding the foregoing, HOKU shall have no obligation to ship to TIANWEI any Products that do not meet (or exceed) the Product Specifications.  “Spot Market Products” means Products that are not required to be shipped pursuant to any of HOKU’s existing commitments to HOKU’s Other Customers (limited to Shanghai Alex New Energy Co., Ltd., Wuxi Suntech Power Co., Ltd., Solarfun Power Hong Kong Limited, Jiangxi Jinko Solar Co., Ltd. and Wealthy Rise International, Ltd.), and which would otherwise be sold to other new customers or on the spot market.  For the avoidance of doubt, the foregoing existing commitments do not include commitments to sell unallocated products to Shanghai Alex New Energy Co., Ltd., or Wealthy Rise International, Ltd.

TIANWEI Initials & Date AG 2009-5-2	HOKU Initials & Date DS May 2, 2009

C.  The last sentence of Section 5.6 of Supply Agreement No. 1 is hereby amended to read as follows:

Unless HOKU is entitled to retain the Total Deposit as liquidated damages pursuant to Section 11, shipments to TIANWEI shall be credited against the Total Deposit in accordance with the Credit Schedule on Appendix 1.

D.  Due to HOKU’s change of address and fax number, HOKU’s address and fax number, as set forth in Section 14.5 of Supply Agreement No. 1, are hereby amended to read as follows:

HOKU:

HOKU MATERIALS, INC.
1288 Ala Moana Blvd., Ste. 220
Honolulu, HI 96814
Attn:  Mr. Dustin Shindo, CEO
Facsimile:  +1 (808) 440-0357

E.  Appendix 1 of Supply Agreement No. 1 is hereby amended and restated in its entirety and replaced with Appendix 1 to this Amendment.

4.  Original Agreement.  Supply Agreement No. 1 shall and does remain in effect as originally written, except as herein above specially amended or as otherwise necessary to give the foregoing amendments full force and effect.

[Signature page follows]

TIANWEI Initials & Date AG 2009-5-2	HOKU Initials & Date DS May 2, 2009

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 to Supply Agreement No. 1 as of the last date set forth below.

TIANWEI: TIANWEI NEW ENERGY (CHENGDU) WAFER CO., LTD.		HOKU: HOKU MATERIALS, INC.

By:	/s/ AIHUA GUO	By:	/s/ DUSTIN M. SHINDO

Name:		Name:	Dustin M. Shindo

Title:		Title:	Chief Executive Officer
Authorized Signatory		Authorized Signatory

Date:	2009-5-2	Date:	May 2, 2009

Signature page to Amendment No. 3 to Supply Agreement No. 1

Appendix 1

Pricing Schedule

	Yr 1	Yr 2	Yr 3	Yr 4	Yr 5	Yr 6	Yr 7	Yr 8	Yr 9	Yr 10	Total
Tons per Year	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Price per kg*	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

If there is uncertainty in price between the delivery period and the total quantity for that period based on the table above, the price assigned to the quantity shall prevail.  For example, the first [*] MT shall be invoiced at $[*] per kilogram.

Credit Schedule

Pursuant to Section 5.6, the Total Deposit shall be credited [*] according to the following schedule:

	Yr 1	Yr 2	Yr 3	Yr 4	Yr 5	Yr 6	Yr 7	Yr 8	Yr 9	Yr 10	Total
Total Credit Per Year	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	$45,000,000
Net Cash Price per kg	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

TIANWEI Initials & Date May 2, 2009	HOKU Initials & Date DS May 2, 2009